22 January 2026 Life360 To Report Record Q4 2025 Operational Performance Update on Preliminary Q4 2025 and Full Year Results ● Q4 2025 Monthly Active Users of 95.8 million, representing the highest Q4 MAU additions in the Company’s history ● Paying Circles reached 2.8 million in Q4 2025, with full-year 2025 net additions of 576 thousand representing the highest annual net adds on record ● Strong momentum across both US and International markets demonstrates continued strength in user acquisition and monetization ● Full Year 2025 Revenue and Adjusted EBITDA to exceed prior guidance ● Expect 2026 MAU growth of 20% SAN FRANCISCO, California. Life360, Inc. (Life360 or the Company) (NASDAQ: LIF, ASX: 360), the provider of the market-leading family safety and connection mobile application, today provided an operational update on key performance metrics for Q4 and full year 2025. Monthly Active Users (MAU) Life360's global MAU base reached 95.8 million in Q4 2025, with full-year 2025 net additions of 16.2 million (20% growth YoY), delivering the strongest Q4 user growth in the Company's history. ● US MAU: 50.6 million in Q4 2025, up 1.8 million in the quarter and 16% year-over-year, with full-year 2025 net additions of 6.9 million ● International MAU: 45.3 million in Q4 2025, up 2.4 million in the quarter and 26% year-over-year, with full-year 2025 net additions of 9.3 million Paying Circles (Subscriptions) Total Paying Circles reached 2.8 million in Q4 2025, with full-year 2025 net additions of 576 thousand representing the highest annual subscriber net adds on record. ● US Paying Circles: 2.0 million in Q4 2025, up 84 thousand in the quarter, or 23% year-over-year, with full-year 2025 net additions of 374 thousand ● International Paying Circles: 0.8 million in Q4 2025, up 48 thousand in the quarter, or 32% year-over-year, with full-year 2025 net additions of 202 thousand

Preliminary Unaudited Financial Results Based on preliminary unaudited operating results, the Company now expects: ● Full Year 2025 Revenue: $486-489 million, representing approximately 31-32% year-over-year growth. ● Full Year 2025 Adjusted EBITDA: $87-92 million, representing approximately 18-19% margin. These results exceed prior guidance and reflect strong performance across the business. Management Commentary Life360 Chief Executive Officer Lauren Antonoff said: "Life360 continues to deliver strong, consistent growth across both our user base and paid subscriber base. Q4 2025 represents our strongest operational performance in company history, with record user additions and record subscriber growth. The quality of our growth continues to improve, with newly acquired users converting to paid subscribers at record rates. While we typically see variation quarter-to-quarter, our Q4 2025 and full year 2025 results demonstrate that our growth trends remain intact and consistent—a reflection of the value families place on staying connected and safe. As we look to 2026, we expect overall MAU growth of approximately 20%. As previously indicated, we plan to invest in strategic growth initiatives, while continuing on the path to expand AEBITDA margins." Q4 2025 Investor Conference Call Details We look forward to providing comprehensive 2025 results and detailed 2026 guidance on March 2, 2026 PT/March 3, 2026 AEDT. The Investor Conference Call with Lauren Antonoff (Chief Executive Officer) and Russell Burke (Chief Financial Officer) will be held as follows: ● AEDT: Tuesday, 3 March 2026 at 9:00 am ● US PT: Monday, 2 March 2026 at 2:00 pm ● US ET: Monday, 2 March 2026 at 5:00 pm The call will be held as a Zoom audio webinar. Participants wishing to ask a question should register and join via their browser here. Participants joining via telephone will be in listen-only mode. Dial-in Details ● Australia: +61 2 8015 6011 ● United States: +1 669 900 6833 ● Other countries: Details available via registration Meeting ID: 973 3592 2865 A replay will be available after the call at: https://investors.life360.com

About Life360 Life360, a family connection and safety company, keeps people close to the ones they love. The category-leading mobile app, Tile tracking devices, and Pet GPS tracker empower members to stay connected to the people, pets, and things they care about most, with a range of services, including location sharing, safe driver reports, and crash detection with emergency dispatch. As a remote-first company based in the San Francisco Bay Area, Life360 serves approximately 95.8 million monthly active users (MAU), as of December 31, 2025, across more than 180 countries. Life360 delivers peace of mind and enhances everyday family life in all the moments that matter, big and small. For more information, please visit life360.com. Forward-looking Statements This announcement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Life360 intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements regarding Life360’s intentions, objectives, plans, expectations, assumptions and beliefs about future events, including Life360’s expectations with respect to the financial and operating performance of its business, including subscription revenue and growth in the United States and internationally, hardware revenue, advertising revenue, other revenue and consolidated revenue and ability to create new revenue streams; the resiliency of Life360’s core subscription business; expectations and projections regarding MAUs and other member metrics in the United States and internationally; the ability of Life360 to adapt to and mitigate the impact of macroeconomic considerations including tariffs and trade barriers; Adjusted EBITDA, and operating cash flow; its capital position; future growth and market opportunities; plans to launch new features and products; the impact of price increases and expansion of product offerings in the UK, Australia and New Zealand and internationally on future results of operations; its expectations of growth in its data business; as well as Life360’s expectations of any changes to the information disclosed herein. The words “anticipate”, “believe”, “expect”, “project”, “predict”, “will”, “forecast”, “estimate”, “likely”, “intend”, “outlook”, “should”, “could”, “may”, “target”, “plan” and other similar expressions can generally be used to identify forward-looking statements. Indications of, and guidance or outlook on, future earnings or financial position or performance are also forward-looking statements. Investors and prospective investors are cautioned not to place undue reliance on these forward-looking statements as they involve inherent risk and uncertainty (both general and specific) and should note that they are provided as a general guide only and should not be relied on as an indication or guarantee of future performance. There is a risk that such predictions, forecasts, projections and other forward-looking statements will not be achieved. Subject to any continuing obligations under applicable law, Life360 does not undertake any obligation to publicly release the result of any revisions to these forward-looking statements to reflect events or circumstances after the date of this announcement, to reflect any change in expectations in relation to any forward-looking statements or any change in events, conditions or circumstances on which any such statements are based. Although Life360 believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, Life360 can give no assurance that such expectations and assumptions will prove to be correct, and actual results may vary in a materially positive or negative manner. Forward-looking statements are subject to known and unknown risks, uncertainty, assumptions and contingencies, many of which are outside Life360’s control, and are based on estimates and assumptions that are subject to change and may cause actual results, performance or achievements to differ materially from those expressed or implied by such statements. Factors that could cause actual results to differ materially from those in the forward-looking statements include risks related to the preliminary nature of financial results, risks related to Life360’s business, market risks, Life360’s need for additional capital, and the risk that Life360’s products and services may not perform as expected, as described in greater detail under the heading “Risk Factors” in Life360’s ASX and SEC filings, including its Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 27, 2025, subsequent Quarterly Reports on Form 10-Q, and other reports filed with the SEC. To the maximum extent permitted by law, responsibility for the accuracy or completeness of any forward-looking statements whether as a result of new information, future events or results or otherwise is disclaimed. This announcement should not be relied upon as a recommendation or forecast by Life360. Past performance information given in this document is given for illustrative purposes only and is not necessarily a guide to future performance and no representation or warranty is made by any person as to the likelihood of achievement or reasonableness of any forward-looking statements, forecast financial information, future share price performance or any underlying assumptions. Nothing contained in this document nor any information made available to you is, or shall be relied upon as, a promise, representation, warranty or guarantee as to the past, present or the future performance of Life360. Contacts For U.S. investor inquiries: Raymond (RJ) Jones rjones@life360.com For U.S. media inquiries: Lynnette Bruno press@life360.com For Australian investor inquiries: Jolanta Masojada, +61 417 261 367 jmasojada@life360.com Source: Life360